NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Diamond Hill Large Cap Concentrated Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Long/Short Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Mellon Disciplined Value Fund
Nationwide Mellon Dynamic U.S. Core Fund (formerly, Nationwide Dynamic U.S. Growth Fund)
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide WCM Focused Small Cap Fund
Nationwide Ziegler Equity Income Fund

Supplement dated September 16, 2020
to the Prospectus dated February 28, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide U.S. Small Cap Value Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on September 16, 2020, the Board approved the termination of Dimensional Fund Advisors, L.P. (“DFA”) as the subadviser to the Nationwide U.S. Small Cap Value Fund (the “Fund”), and the appointment of American Century Investment Management, Inc. (“American Century”) as the Fund’s new subadviser.  This change is anticipated to take effect on or about November 30, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, DFA in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide American Century Small Cap Income Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The sentence under the heading “Objective” on page 50 of the Prospectus is hereby deleted and replaced with the following:

               The Nationwide American Century Small Cap Income Fund seeks long-term capital appreciation primarily, and current income secondarily.

d.	The table under the heading “Fees and Expenses” on page 50 of the Prospectus is hereby deleted and replaced with the following:

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.39%	0.42%	0.32%	0.57%
Total Annual Fund Operating Expenses	1.38%	2.16%	1.06%	1.31%
Fee Waiver/Expense Reimbursement(2)	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.31%	2.09%	0.99%	1.24%
(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees as of the Effective Date.
(2)	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.99% until at least February 28, 2022. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

e.	The table under the heading “Example” on page 50 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$701	$980	$1,281	$2,131
Class C Shares	312	669	1,153	2,487
Class R6 Shares	101	330	578	1,288
Institutional Service Class Shares	126	408	711	1,573

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$212	$669	$1,153	$2,487

f.	The information under the heading “Principal Investment Strategies” on page 51 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in equity securities. Equity securities in which the Fund invests primarily include common stocks, although they also may include preferred stocks and equity-equivalent securities, such as convertible securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small-cap companies. The subadviser considers small-cap companies to include those with market capitalizations no larger than $10 billion. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser uses a value strategy that looks for high-quality companies that are undervalued for either transitory or cyclical reasons, or temporarily out of favor in the market, focusing on dividend-paying stocks and other investments that provide income. In selecting securities for the Fund, the subadviser employs a bottom-up fundamental process that begins with idea generation utilizing quantitative, qualitative, and valuation screening tools. This process enables the subadviser to seek equity securities of smaller companies whose stock price may not reflect the company’s value. The subadviser will attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company.

The Fund may invest in equity securities issued by real estate investment trusts (REITs) and, depending on the appropriateness to the Fund's strategy and availability in the marketplace, if any, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.

The subadviser may sell stocks from the Fund’s portfolio if the subadviser believes a stock no longer meets its valuation criteria; a stock’s risk parameters outweigh its return opportunity; more attractive alternatives are identified; or specific events alter a stock’s prospects. The Fund may engage in frequent and active trading of portfolio securities.

g.	The information under the heading “Principal Risks” on page 51 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Dividend-paying stock risk – there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk - the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

h.	The information under the heading “Portfolio Management – Subadviser” on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc.

i.	The table under the heading “Portfolio Management – Portfolio Managers” on page 52 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Jeff John, CFA	Senior Portfolio Manager	Since 2020

Ryan Cope, CFA	Senior Portfolio Manager	Since 2020

j.	The information under the heading “How the Funds Invest – Objective” on page 76 of the Prospectus is hereby deleted and re-placed with the following:

The Nationwide American Century Small Cap Income Fund seeks long-term capital appreciation primarily, and current income secondarily. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

k.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 76 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests primarily in equity securities. Equity securities in which the Fund invests primarily include common stocks, although they also may include preferred stocks and equity-equivalent securities, such as convertible securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small-cap companies. The subadviser considers small-cap companies to include those with market capitalizations no larger than $10 billion. The subadviser makes market capitalization determinations with respect to a security at the time of purchase of such security.
The subadviser uses a value strategy that looks for high-quality companies that are undervalued for either transitory or cyclical reasons, or temporarily out of favor in the market, focusing on dividend-paying stocks and other investments that provide income. In selecting securities for the Fund, the subadviser employs a bottom-up fundamental process that begins with idea generation utilizing quantitative, qualitative, and valuation screening tools. This process enables the subadviser to seek equity securities of smaller companies whose stock price may not reflect the company’s value. The subadviser will attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company.
Companies in which the Fund invests may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the subadviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. The subadviser also considers whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.
The Fund may invest in equity securities issued by real estate investment trusts (REITs) and, depending on the appropriateness to the Fund's strategy and availability in the marketplace, if any, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The subadviser may sell stocks from the Fund’s portfolio if the subadviser believes:
•	a stock no longer meets its valuation criteria;
•	a stock’s risk parameters outweigh its return opportunity;
•	more attractive alternatives are identified; or
•	specific events alter a stock’s prospects.
The Fund may engage in frequent and active trading of portfolio securities.

l.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 76 of the Prospectus is deleted in its entirety and replaced with the following:

Key Terms:

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.

Convertible securities – generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Preferred stock – a class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidations of assets. Preferred stock does not normally carry voting rights. Some preferred stocks may also be convertible into common stock.

Qualitative analysis – non-quantifiable methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.

Quantitative analysis – mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

m.	The information under the heading “Principal Risks” on page 77 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, DIVIDEND-PAYING STOCK RISK, EQUITY SECURITIES RISK, INITIAL PUBLIC OFFERING RISK, MARKET AND SELECTION RISKS, PORTFOLIO TURNOVER RISK, PREFERRED STOCK RISK, REIT RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 80.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

n.	The information under the heading “Principal Risks” on page 77 of the Prospectus is deleted in its entirety and replaced with the following:

REIT and real estate securities risk – (Nationwide American Century Small Cap Income Fund) involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include:

●	declines in the value of real estate;
●	risks related to general and local economic conditions;
●	possible lack of availability of mortgage funds;
●	overbuilding;
●	extended vacancies of properties;
●	increased competition;
●	increases in property taxes and operating expenses;
●	changes in zoning laws;
●	losses due to costs resulting from the clean-up of environmental problems;
●	liability to third parties for damages resulting from environmental problems;
●	casualty or condemnation losses;
●	limitations on rents;
●	changes in neighborhood values and the appeal of properties to tenants and
●	changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.

In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

o.	“Convertible securities risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” beginning on page 80 of the Prospectus is deleted in its entirety and replaced with the following:

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

p.	“Market risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” beginning on page 80 of the Prospectus is deleted in its entirety and replaced with the following:

Market risk – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund’s investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Fund's investments.

The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. COVID-19 has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. The COVID-19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID-19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect a Fund’s investments. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to a Fund and could negatively affect Fund performance and the value of your investment in a Fund.

q.	“Portfolio turnover risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” beginning on page 80 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio turnover risk – the Fund’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund’s shareholders.

r.	The information under the heading “Fund Management – Subadvisers” beginning on page 88 of the Prospectus is amended to include the following:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”), located at 4500 Main Street, Kansas City, MO 64111, is the subadviser to the Nationwide American Century Small Cap Income Fund. American Century was formed in 1958.

s.	The following information supplements the “Management Fees” section on page 89 of the Prospectus:

Beginning as of the Effective Date, the Nationwide American Century Small Cap Income Fund will pay NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Nationwide American Century Small Cap Income Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
Nationwide American Century Small Cap Income Fund	Up to $500 million	0.74%
	$500 million and more	0.69%

t.	The information under the heading “Nationwide U.S. Small Cap Value Fund” on page 91 of the Prospectus is deleted in its entirety and replaced with the following:

Nationwide American Century Small Cap Income Fund

Jeff John, CFA and Ryan Cope, CFA, are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. John is Vice President and Senior Portfolio Manager of American Century. Mr. John joined American Century in 2008.

Mr. Cope is a Portfolio Manager of American Century. Mr. Cope joined American Century in 2009.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about American Century.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE